UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on the Collective Audience, Inc’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2024 (the “February 8-K”), on February 19, 2024 the Company closed a private placement offering (the “February Private Placement”) of common stock purchase warrants (the “February Warrants”) to certain accredited investors (the “February Investors”).

As previously disclosed on the Company’s Current Report Form 8-K filed with the SEC on December 26, 2023 (the “December 8-K”), on December 19, 2023 the Company closed a private placement offering (the “December Private Placement”) of Company common stock and common stock purchase warrants (the “December Warrants” and together with the February Warrants, the “Warrants”) to certain accredited investors (the “December Investors” and together with the February Investors, the “Investors”).

On April 26, 2024 (the “Execution Date”), the Company entered into an Exercise Price Reset Agreement (the “Reset Agreement”) with the Investors from the February Private Placement and December Private Placement pursuant to which, among other things, the Company agreed to reset the exercise price of the February Investor’s February Warrants from $5.00 per share of the Company’s common stock, par value $0.0001 (“Common Stock”), to $0.185 per share of Common Stock (the “Reset Exercise Price”) and to reset the December Investor’s December Warrants from an exercise price of $2.13 per share of Common Stock to the Reset Exercise Price.

In consideration of the Company resetting the exercise price of the Warrants to the Reset Exercise Price, the Investors agreed to exercise their Warrants for all of the outstanding shares of Common Stock underlying their respective Warrants within forty-five (45) days of the Execution Date. The Reset Agreement contains a standstill provision prohibiting the Investors from, among other things, disposing of the shares of Common Stock issued for the exercise of the Warrants or the shares of Common Stock that may be issued upon the exercise of the Warrants, until five trading days after the Execution Date.

The foregoing descriptions of the terms of the Reset Agreement, December Warrants, the February Warrants, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Exercise Price Reset Agreement, a copy of which is filed hereto as Exhibit 10.1, and incorporated herein; the full text of the form of Warrant, a copy of which was filed as Exhibit 4.1 to the December 8-K and incorporated by reference into this Item 1.01; and the full text of the form of Common Stock Purchase Warrant,  a copy of which was filed as Exhibit 4.1 to the February 8-K, and incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Form of Reset Agreement of Common Stock Purchase Warrants
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer